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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                               SEPTEMBER 19, 2001

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NUMBER: 0-4829-03

                                      NABI
             (Exact name of registrant as specified in its charter)

            Delaware                                    59-1212264
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


           5800 Park of Commerce Boulevard N.W., Boca Raton, FL 33487 (Address of principal executive offices, including zip code)


                                 (561) 989-5800
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

On September 19, 2001, we announced that our Board of Directors approved the buy back of our common stock in the open market or in privately negotiated transactions for up to $5 million. Repurchases will allow the company to have treasury stock available in support of the company's stock option and stock purchase programs.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nabi (Registrant)

Date: September 21, 2001                By: /s/ Mark L. Smith
                                            ------------------------------------
                                            Mark L. Smith
                                            Senior Vice President, Finance and
                                            Chief Financial Officer